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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                           Date of Report: May 9, 2003


                                    QLT Inc.
             (Exact name of registrant as specified in its Charter)


British Columbia, Canada                              000-17082                                           N/A
------------------------                              ---------                           -------------------
(Jurisdiction of                              (Commission File Number)                          (IRS Employer
Incorporation)                                                                            Identification No.)
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                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
              ----------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.





                                                         QLT Inc.
                                           -------------------------------------
                                                       (Registrant)





Date    May 9, 2003                        /s/ Paul J. Hastings
      ---------------                      -------------------------------------
                                                        (Signature)
                                           President and Chief Executive Officer

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(QLT INC. LOGO)

QLT INC.   887 Great Northern Way          t 604.707.7000
           Vancouver, BC Canada V5T 4T5    f 604.707.7001
                                           www.qltinc.com


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        c) Exhibits

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
Exhibit
Number            Description
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
99.1              Condensed Consolidated Statements of Income Data Reconciliation for the Three Month Periods ending March 31,
                  June 30, September 30 and December 31, 2002, and Notes thereto.
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ITEM 9. REGULATION FD DISCLOSURE

        Pursuant to Securities and Exchange Commission Release No. 33-8216 dated
        March 27, 2003, the following information is furnished pursuant to Item
        12, "Disclosure of Results of Operation and Financial Conditions".

        QLT has prepared Condensed Consolidated Statements of Income Data
        Reconciliation for the Three Month Periods ending March 31, June 30,
        September 30 and December 31, 2002, presenting such information in U.S.
        Dollars and in accordance with U.S. GAAP, as if the Company had reported for such periods in U.S. dollars and in accordance with U.S. GAAP. Prior to December 31, 2002 the Company's primary financial statements were reported in Canadian dollars and in accordance with Canadian GAAP. This reconciliation statement is prepared to assist readers of the Company's primary and statutory consolidated financial statements, which are prepared under U.S. GAAP and Canadian GAAP, respectively.

        The Company intends to make the Exhibit hereto available on its website at: www.qltinc.com.